DECOMISSIONING PROVISION	12 Months Ended
Dec. 31, 2025
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
DECOMMISSIONING PROVISION	DECOMMISSIONING PROVISION
The decommissioning provision reflects the discounted cash flows expected to be incurred to decommission Pembina's pipelines, facilities and equipment, cavern storage, and other assets, including estimated environmental reclamation and remediation costs.
The undiscounted cash flows at the time of decommissioning are calculated using an estimated timing of economic outflows over the next 83 years, with the majority estimated at 48 years. The estimated economic lives of the underlying assets form the basis for determining the timing of economic outflows. Pembina applied credit-adjusted risk-free rates of 4.6 percent to 5.6 percent (2024: 4.6 percent to 5.5 percent) and an inflation rate of 2.3 percent (2024: 2.3 percent).

($ millions)	2025	2024
Balance at January 1	432	342
Unwinding of discount rate	25	20
Change in rates	(8)	49
Provisions settled in the period	(8)	(10)
Acquisition (Note 4)	—	52
Disposition	(19)	(17)
Change in cost estimates and other	126	(4)
Total	548	432
Current portion of provision(1)	8	6
Balance at December 31	540	426
(1)    Included in trade payables and other on the Consolidated Statement of Financial Position.

Pembina collects funds from shippers for future abandonment costs for CER pipelines. Funds collected from shippers are set aside in trusts and are eligible to be withdrawn for abandonment activities related to the applicable CER pipelines. The funds collected from shippers are reported within revenue and a reimbursement right is recorded within other assets. As at December 31, 2025, Pembina's reimbursement right is valued at $36 million (2024: $20 million).